Delaware U.S. Growth Fund
            Supplement to Prospectus dated January 31, 2000

  The following replaces the information in the section of the Prospectus entitled "Portfolio managers" under "Who manages the Fund":

  Frank Houghton, Vice President/Senior Portfolio Manager, has primary responsibility for making day-to-day investment decisions for Delaware U.S. Growth Fund. He has been part of the growth team that has managed the Fund since 1996. Prior to joining Delaware Investments in March 2000, Mr. Houghton was President and Portfolio Manager of Lynch & Mayer, Inc., which he joined in 1990 and became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969-1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.